UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2004

GOLDSPRING, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

8585 East Hartford Drive, Suite 400, Scottsdale, Arizona 85255

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 505-4040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Stephen B. Parent resigned as Chairman of the Board and Chief Executive Officer of the Company, effective September 3, 2004.

(c) The Company has appointed Robert T. Faber to replace Mr. Parent as Chief Executive Officer, effective as of September 7, 2004. Mr. Faber will also serve as President of the Company. In addition, the Company has appointed John F. Cook to replace Mr. Parent as Chairman of the Board.

     Mr. Faber is an executive with 20 years of diverse senior financial and operational management, business, and acquisition experience, including 10 years of international experience. Mr. Faber previously served as Vice President of United Site Services, Inc. (Sun Services), a privately held consolidator in the waste service industry. Additionally, Mr. Faber served as an executive with Allied Waste Industries overseeing a $1.2 billion multi-state area. Prior to Allied, Mr. Faber spent 17 years with Waste Management, Inc., a publicly traded environmental services company, during which time he served in senior positions both internationally and domestically. Faber’s positions included Director of Finance of Waste Management’s $1.4 billion multi-country International operations based in London, England and Vice President and Controller for several $100 million plus multi-state market areas.

     Mr. Cook is a mining engineer, with 42 years of domestic and international experience in various aspects of the mining industry, including the past 20 years as a senior executive.. Mr. Cook has held senior positions with Navan Resources, Goldcorp, and Lac Minerals. For the past eight years, Mr. Cook has been involved with junior exploration and development companies. Currently, he is Chairman of Anaconda Gold Corporation and of Castlerock Resources, which are both TSX Venture exchange companies with mining development interests in Canada, the United States, and Mexico. He is also currently a director of GLR Resources, Inc. and Wolfden Resources, Inc., both TSX companies with exploration and development interests in Canada. Mr. Cook owns and operates Tormin Resources Limited, a privately owned company and has recently been involved in the development of a gravity gold extraction plant in eastern Canada.

     On September 9, 2004, the Company issued a press release announcing the resignation of Mr. Parent as Chairman and Chief Executive Officer and the appointments of Mr. Faber as President and Chief Executive Officer and Mr. Cook as Chairman. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

Not applicable.

     (b) Pro Forma Financial Information.

Not applicable.

     (c) Exhibits.

Exhibit
Number
99.1	Press release from GoldSpring, Inc. dated September 9, 2004 titled “GoldSpring, Inc. Names Robert T. Faber President and Chief Executive Officer”

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2004	GOLDSPRING, INC.
	By:	/s/ Robert T. Faber
Robert T. Faber
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number
99.1	Press release from GoldSpring, Inc. dated September 9, 2004 titled “GoldSpring, Inc. Names Robert T. Faber President and Chief Executive Officer”

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